Exhibit 99.1

H.B. Fuller Pro Forma Consolidated Results (including the operations of Royal Adhesives as if the Royal Adhesives

Acquisition had been completed on December 4, 2016)

Fiscal year ended December 2, 2017(1)

In thousands (unaudited)

	Quarter Ended March 4, 2017	Quarter Ended June 3, 2017	Quarter Ended September 2, 2017	Quarter Ended December 2, 2017	Year Ended December 2, 2017
Net revenue	$641,905	$733,742	$741,993	$770,864	$2,888,504
Adjusted cost of sales	(457,767)	(528,220)	(536,842)	(565,927)	(2,088,756)
Adjusted gross profit	$184,138	$205,522	$205,151	$204,937	$799,748

Adjusted segment operating income	$50,073	$74,513	$75,781	$73,689	$274,056

Depreciation and amortization expense	$33,693	$34,308	$34,905	$35,724	$138,630

Adjusted EBITDA	$83,766	$108,821	$110,686	$109,413	$412,686
Adjusted EBITDA margin	13.0%	14.8%	14.9%	14.2%	14.3%

(1) The information presented in the table above regarding adjusted cost of sales, gross profit, operating income, depreciation and amortization expense and adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), and Adjusted EBITDA margin does not conform to GAAP.  This information should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company as well as the comparability of the Company’s financial results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. Non-GAAP depreciation and amortization expense, Adjusted EBITDA and Adjusted EBITDA margin are reconciled with reported GAAP results in the tables beginning on page 3 of this Exhibit 99.1.  As noted above, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA excludes costs associated with various activities of the Company including the following: organizational realignment costs to support the 2020 strategic plan as announced in December 2016; restructuring costs in EIMEA related to operational efficiency improvement projects; expenses regarding combining Construction Products facilities in Illinois; Project ONE development costs; integrating and accounting for acquisition expenses; and all transaction-related costs of the Royal Adhesives Acquisition. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenue.  Adjusted cost of sales reflects reported GAAP results, excluding costs associated with various activities of the Company as previously disclosed in each of the Company's Current Reports on Form 8-K filed on March 30, 2017, June 29, 2017, September 28, 2017 and January 24, 2018, respectively.  Adjusted gross profit is defined as net revenue less adjusted cost of sales.  Segment operating income is defined as gross profit less selling, general and administrative expenses.  Adjusted segment operating income reflects reported GAAP results, as shown on page 2 of this Exhibit 99.1, including the adjustments made to arrive at Adjusted EBITDA shown in the tables beginning on page 3 of this Exhibit 99.1.

H.B. Fuller Pro Forma Consolidated Segment Results (including the operations of Royal Adhesives as if the Royal

Adhesives Acquisition had been completed on December 4, 2016)

Fiscal year ended December 2, 2017(1)

In thousands (unaudited)

	Quarter Ended March 4, 2017	Quarter Ended June 3, 2017	Quarter Ended September 2, 2017	Quarter Ended December 2, 2017	Year Ended December 2, 2017
Net Revenue
Americas Adhesives	$231,760	$275,205	$277,254	$277,148	$1,061,367
EIMEA	$154,778	$171,284	$176,047	$193,231	$695,340
Asia Pacific	$63,477	$65,553	$64,050	$75,566	$268,646
Construction Products	$98,032	$122,541	$121,405	$111,223	$453,201
Engineering Adhesives	$93,858	$99,159	$103,237	$113,696	$409,950
Total H.B. Fuller	$641,905	$733,742	$741,993	$770,864	$2,888,504

Operating Income
Americas Adhesives	$23,678	$31,483	$32,467	$26,825	$114,453
EIMEA	$2,275	$9,384	$10,924	$11,536	$34,119
Asia Pacific	$1,640	$4,465	$3,566	$5,598	$15,269
Construction Products	$427	$8,294	$9,805	$3,650	$22,176
Engineering Adhesives	$6,642	$11,027	$8,972	$12,202	$38,843
Total H.B. Fuller	$34,662	$64,653	$65,734	$59,811	$224,860

EBITDA
Americas Adhesives	$32,177	$40,479	$41,319	$36,256	$150,231
EIMEA	$9,325	$16,485	$18,529	$19,409	$63,748
Asia Pacific	$4,008	$6,442	$5,508	$7,594	$23,552
Construction Products	$9,899	$18,236	$19,893	$13,752	$61,780
Engineering Adhesives	$12,946	$17,319	$15,390	$18,524	$64,179
Total H.B. Fuller	$68,355	$98,961	$100,639	$95,535	$363,490

Adjusted EBITDA
Americas Adhesives	$35,678	$44,219	$45,036	$42,829	$167,762
EIMEA	$16,308	$19,316	$20,824	$22,874	$79,322
Asia Pacific	$5,554	$6,815	$5,909	$8,371	$26,649
Construction Products	$11,967	$23,797	$21,404	$16,646	$73,814
Engineering Adhesives	$14,259	$14,674	$17,513	$18,693	$65,139
Total H.B. Fuller	$83,766	$108,821	$110,686	$109,413	$412,686

Adjusted EBITDA Margin
Americas Adhesives	15.4%	16.1%	16.2%	15.5%	15.8%
EIMEA	10.5%	11.3%	11.8%	11.8%	11.4%
Asia Pacific	8.7%	10.4%	9.2%	11.1%	9.9%
Construction Products	12.2%	19.4%	17.6%	15.0%	16.3%
Engineering Adhesives	15.2%	14.8%	17.0%	16.4%	15.9%
Total H.B. Fuller	13.0%	14.8%	14.9%	14.2%	14.3%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

Quarter Ended March 4, 2017(1)
	H.B. Fuller Reported	Royal Reported	Combined	Pro Forma Adjustments(2)	Pro Forma Combined
Net income including non-controlling interests	$14,831	$160	$14,991	$(6,609)	$8,382

Income from equity method investments	$(2,274)	$-	$(2,274)	$-	$(2,274)
Income taxes	$5,765	$494	$6,259	$(2,911)	$3,348
Interest expense	$8,380	$11,042	$19,422	$6,458	$25,880
Other income (expense), net	$(621)	$(53)	$(674)	$-	$(674)
Segment operating income	$26,081	$11,643	$37,724	$(3,062)	$34,662

Depreciation and amortization expense	$19,300	$11,331	$30,631	$3,062	$33,693

EBITDA	$45,381	$22,974	$68,355	$-	$68,355
EBITDA adjustments	$13,566	$1,845	$15,411	$-	$15,411
Adjusted EBITDA	$58,947	$24,819	$83,766	$-	$83,766

EBITDA margin	9.0%				10.6%
Adjusted EBITDA margin	11.7%				13.0%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1.

(2) Adjustments to interest expense and depreciation and amortization expense have been made to reflect the Company’s pro forma combined financial information as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

Quarter Ended June 3, 2017(1)
	H.B. Fuller Reported	Royal Reported	Combined	Pro Forma Adjustments(2)	Pro Forma Combined
Net income including non-controlling interests	$25,864	$14,902	$40,766	$(8,132)	$32,634

Income from equity method investments	$(2,005)	$-	$(2,005)	$-	$(2,005)
Income taxes	$11,151	$785	$11,936	$(3,581)	$8,355
Interest expense	$8,148	$8,615	$16,763	$8,885	$25,648
Other income (expense), net	$110	$(89)	$21	$-	$21
Segment operating income	$43,268	$24,213	$67,481	$(2,828)	$64,653

Depreciation and amortization expense	$19,900	$11,580	$31,480	$2,828	$34,308

EBITDA	$63,168	$35,793	$98,961	$-	$98,961
EBITDA adjustments	$6,970	$2,890	$9,860	$-	$9,860
Adjusted EBITDA	$70,138	$38,683	$108,821	$-	$108,821

EBITDA margin	11.2%				13.5%
Adjusted EBITDA margin	12.5%				14.8%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1.

(2) Adjustments to interest expense and depreciation and amortization expense have been made to reflect the Company’s pro forma combined financial information as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

Quarter Ended September 2, 2017(1)
	H.B. Fuller Reported	Royal Reported	Combined	Pro Forma Adjustments(2)	Pro Forma Combined
Net income including non-controlling interests	$25,139	$12,745	$37,884	$(3,273)	$34,611

Income from equity method investments	$(2,170)	$-	$(2,170)	$-	$(2,170)
Income taxes	$9,262	$194	$9,456	$(1,442)	$8,014
Interest expense	$8,100	$9,952	$18,052	$7,548	$25,600
Other income (expense), net	$(150)	$(171)	$(321)	$-	$(321)
Segment operating income	$40,181	$22,720	$62,901	$2,833	$65,734

Depreciation and amortization expense	$20,304	$12,683	$32,987	$1,918	$34,905

EBITDA	$60,485	$35,403	$95,888	$4,751	$100,639
EBITDA adjustments	$11,743	$3,055	$14,798	$(4,751)	$10,047
Adjusted EBITDA	$72,228	$38,458	$110,686	$-	$110,686

EBITDA margin	10.7%				13.6%
Adjusted EBITDA margin	12.8%				14.9%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1.

(2) Adjustments to interest expense and depreciation and amortization expense have been made to reflect the Company’s pro forma combined financial information as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017. Acquisition-related expenses have also been excluded from the pro forma combined financial information.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

Quarter Ended December 2, 2017(1)
	H.B. Fuller Reported(2)	Royal Reported(2)	Combined	Pro Forma Adjustments(3)	Pro Forma Combined
Net income including non-controlling interests	$(7,544)	$(10,242)	$(17,786)	$45,729	$27,943

Income from equity method investments	$(2,228)	$-	$(2,228)	$-	$(2,228)
Income taxes	$(17,092)	$6,262	$(10,830)	$20,655	$9,825
Interest expense	$19,073	$9,696	$28,769	$(2,778)	$25,991
Other income (expense), net	$24,401	$(586)	$23,815	$(25,535)	$(1,720)
Segment operating income	$16,610	$5,130	$21,740	$38,071	$59,811

Depreciation and amortization expense	$27,811	$7,935	$35,746	$(22)	$35,724

EBITDA	$44,421	$13,065	$57,486	$38,049	$95,535
EBITDA adjustments	$46,461	$5,466	$51,927	$(38,049)	$13,878
Adjusted EBITDA	$90,882	$18,531	$109,413	$-	$109,413

EBITDA margin	6.5%				12.4%
Adjusted EBITDA margin	13.4%				14.2%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1.

(2) Six weeks of Royal Adhesives financial information are included in the H.B. Fuller Reported column, reflecting the period post-acquisition. Conversely, the six week period is excluded from the Royal Reported column.

(3) Adjustments to interest expense and depreciation and amortization expense have been made to reflect the Company’s pro forma combined financial information as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017. Acquisition-related expenses, the make-whole cost on debt repayment and the expense related to the fair value adjustment to acquisition-date inventory have also been excluded from the pro forma combined financial information.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

Year Ended December 2, 2017(1)
	H.B. Fuller Reported(2)	Royal Reported(2)	Combined	Pro Forma Adjustments(3)	Pro Forma Combined
Net income including non-controlling interests	$58,290	$17,565	$75,855	$27,715	$103,570

Income from equity method investments	$(8,677)	$-	$(8,677)	$-	$(8,677)
Income taxes	$9,086	$7,735	$16,821	$12,721	$29,542
Interest expense	$43,701	$39,305	$83,006	$20,113	$103,119
Other income (expense), net	$23,740	$(899)	$22,841	$(25,535)	$(2,694)
Segment operating income	$126,140	$63,706	$189,846	$35,014	$224,860

Depreciation and amortization expense	$87,315	$43,529	$130,844	$7,786	$138,630

EBITDA	$213,455	$107,235	$320,690	$42,800	$363,490
EBITDA adjustments	$78,740	$13,256	$91,996	$(42,800)	$49,196
Adjusted EBITDA	$292,195	$120,491	$412,686	$-	$412,686

EBITDA margin	9.3%				12.6%
Adjusted EBITDA margin	12.7%				14.3%

(1) See the disclosure relating to non-GAAP financial measures set forth in footnote 1 to the table contained on page 1 of this Exhibit 99.1

(2) Six weeks of Royal Adhesives financial information are included in the H.B. Fuller Reported column, reflecting the period post-acquisition. Conversely, the six week period is excluded from the Royal Reported column.

(3) Adjustments to interest expense and depreciation and amortization expense have been made to reflect the Company’s pro forma combined financial information as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017. Acquisition-related expenses, the make-whole cost on debt repayment and the expense related to the fair value adjustment to acquisition-date inventory have also been excluded from the pro forma combined financial information.